Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2024

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	September 30,	Percent Changes vs.
	2024	2024	2023	2Q24	3Q23
Net interest income (1)	$1,364	$1,325	$1,379	3%	(1)%
FTE adjustment	(13)	(13)	(11)	—	(18)
Net interest income	1,351	1,312	1,368	3	(1)
Provision for credit losses	106	100	99	6	7
Noninterest income	523	491	509	7	3
Noninterest expense	1,130	1,117	1,090	1	4
Income before income taxes	638	586	688	9	(7)
Provision for income taxes	116	106	136	9	(15)
Income after income taxes	522	480	552	9	(5)
Income attributable to non-controlling interest	5	6	5	(17)	—
Net income attributable to Huntington	517	474	547	9	(5)
Dividends on preferred shares	36	35	37	3	(3)
Net income applicable to common shares	$481	$439	$510	10%	(6)

Net income per common share - diluted	$0.33	$0.30	$0.35	10%	(6)%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	8.65	7.89	7.12	10	21
Average common shares - basic	1,453	1,451	1,448	—	—
Average common shares - diluted	1,477	1,474	1,468	—	1
Ending common shares outstanding	1,453	1,452	1,448	—	—
Return on average assets	1.04%	0.98%	1.16%
Return on average common shareholders’ equity	10.8	10.4	12.4
Return on average tangible common shareholders’ equity (2)	16.2	16.1	19.5
Net interest margin (1)	2.98	2.99	3.20
Efficiency ratio (3)	59.4	60.8	57.0
Effective tax rate	18.2	18.2	19.7
Average total assets	$198,278	$194,558	$186,599	2	6
Average earning assets	181,891	178,062	170,948	2	6
Average loans and leases	124,507	123,376	120,784	1	3
Average total deposits	$156,488	$153,578	$148,150	2	6
Average core deposits (4)	149,734	147,393	143,110	2	5
Average Huntington shareholders’ equity	20,113	19,254	18,741	4	7
Average common total shareholders' equity	17,719	16,861	16,256	5	9
Average tangible common shareholders' equity	12,069	11,201	10,568	8	14
Total assets at end of period	200,535	196,310	186,650	2	7
Total Huntington shareholders’ equity at end of period	20,606	19,515	18,483	6	11

NCOs as a % of average loans and leases	0.30%	0.29%	0.24%
NAL ratio	0.58	0.59	0.49
NPA ratio (5)	0.62	0.63	0.52
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.77	1.85	1.83
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.93	1.95	1.96
Common equity tier 1 risk-based capital ratio (6)	10.4	10.4	10.1
Tangible common equity / tangible asset ratio (7)	6.4	6.0	5.7
See Notes to the Quarterly and Year to Date Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2024	2023	Amount	Percent
Net interest income (1)	$3,989	$4,154	$(165)	(4)%
FTE adjustment	(39)	(31)	(8)	(26)
Net interest income	3,950	4,123	(173)	(4)
Provision for credit losses	313	276	37	13
Noninterest income	1,481	1,516	(35)	(2)
Noninterest expense	3,384	3,226	158	5
Income before income taxes	1,734	2,137	(403)	(19)
Provision for income taxes	308	414	(106)	(26)
Income after income taxes	1,426	1,723	(297)	(17)
Income attributable to non-controlling interest	16	15	1	7
Net income attributable to Huntington	1,410	1,708	(298)	(17)
Dividends on preferred shares	107	106	1	1
Net income applicable to common shares	$1,303	$1,602	$(299)	(19)%

Net income per common share - diluted	$0.88	$1.09	$(0.21)	(19)%
Cash dividends declared per common share	0.465	0.465	—	—

Average common shares - basic	1,451	1,446	5	—
Average common shares - diluted	1,475	1,468	7	—

Return on average assets	0.97%	1.22%
Return on average common shareholders’ equity	10.2	13.2
Return on average tangible common shareholders’ equity (2)	15.5	20.8
Net interest margin (1)	3.00	3.24
Efficiency ratio (3)	61.2	56.2
Effective tax rate	17.8	19.4

Average total assets	$194,395	$187,419	$6,976	4%
Average earning assets	177,920	171,663	6,257	4
Average loans and leases	123,276	120,851	2,425	2
Average total deposits	153,609	146,625	6,984	5
Average core deposits (4)	147,371	141,649	5,722	4
Average Huntington shareholders’ equity	19,529	18,607	922	5
Average common total shareholders' equity	17,135	16,197	938	6
Average tangible common shareholders' equity	11,476	10,496	980	9

NCOs as a % of average loans and leases	0.30%	0.20%
NAL ratio	0.58	0.49
NPA ratio (5)	0.62	0.52
See Notes to the Quarterly and Year to Date Key Statistics.

Notes to the Quarterly and Year to Date Key Statistics
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)September 30, 2024 figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in millions)	2024	2023	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,677	$1,558	8%
Interest-earning deposits with banks	11,163	8,765	27
Trading account securities	472	125	NM
Available-for-sale securities	28,492	25,305	13
Held-to-maturity securities	15,670	15,750	(1)
Other securities	826	725	14
Loans held for sale	655	516	27
Loans and leases (1)	126,387	121,982	4
Allowance for loan and lease losses	(2,235)	(2,255)	1
Net loans and leases	124,152	119,727	4
Bank owned life insurance	2,782	2,759	1
Accrued income and other receivables	1,633	1,646	(1)
Premises and equipment	1,093	1,109	(1)
Goodwill	5,561	5,561	—
Servicing rights and other intangible assets	633	672	(6)
Other assets	5,726	5,150	11
Total assets	$200,535	$189,368	6%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$158,351	$151,230	5%
Short-term borrowings	868	620	40
Long-term debt	15,656	12,394	26
Other liabilities	5,008	5,726	(13)
Total liabilities	179,883	169,970	6

Shareholders' equity
Preferred stock	2,394	2,394	—
Common stock	15	15	—
Capital surplus	15,455	15,389	—
Less treasury shares, at cost	(89)	(91)	2
Accumulated other comprehensive income (loss)	(2,104)	(2,676)	21
Retained earnings	4,935	4,322	14
Total Huntington shareholders’ equity	20,606	19,353	6
Non-controlling interest	46	45	2
Total equity	20,652	19,398	6
Total liabilities and equity	$200,535	$189,368	6%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,452,811,392	1,448,319,953
Treasury shares outstanding	7,174,374	7,403,008
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	881,587	881,587
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2024		2024		2024		2023		2023
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$53,601	43%	$52,307	42%	$51,500	42%	$50,657	42%	$49,422	41%
Commercial real estate:
Commercial	10,647	8	10,997	9	11,339	9	11,092	9	11,365	10
Construction	896	1	936	1	1,003	1	1,330	1	1,303	1
Commercial real estate	11,543	9	11,933	10	12,342	10	12,422	10	12,668	11
Lease financing	5,342	4	5,202	4	5,133	4	5,228	4	5,161	4
Total commercial	70,486	56	69,442	56	68,975	56	68,307	56	67,251	56
Consumer:
Residential mortgage	24,100	19	24,069	19	23,744	20	23,720	20	23,427	19
Automobile	14,003	11	13,233	11	12,662	10	12,482	10	12,724	11
Home equity	10,129	8	10,076	8	10,047	8	10,113	8	10,118	8
RV and marine	6,042	5	6,042	5	5,887	5	5,899	5	5,937	5
Other consumer	1,627	1	1,560	1	1,452	1	1,461	1	1,396	1
Total consumer	55,901	44	54,980	44	53,792	44	53,675	44	53,602	44
Total loans and leases	$126,387	100%	$124,422	100%	$122,767	100%	$121,982	100%	$120,853	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2024		2024		2024		2023		2023
Ending balances by business segment:
Consumer & Regional Banking	$70,742	56%	$69,328	56%	$67,512	55%	$67,108	55%	$66,202	55%
Commercial Banking	55,441	44	54,941	44	54,994	45	54,743	45	54,451	45
Treasury / Other	204	—	153	—	261	—	131	—	200	—
Total loans and leases	$126,387	100%	$124,422	100%	$122,767	100%	$121,982	100%	$120,853	100%

Average balances by business segment:
Consumer & Regional Banking	$69,759	56%	$68,405	56%	$67,136	55%	$66,638	55%	$65,738	55%
Commercial Banking	54,464	44	54,748	44	54,584	45	54,395	45	54,873	45
Treasury / Other	284	—	223	—	210	—	196	—	173	—
Total loans and leases	$124,507	100%	$123,376	100%	$121,930	100%	$121,229	100%	$120,784	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2024		2024		2024		2023		2023
Ending balances:
Total deposits by type:
Demand deposits - noninterest-bearing	$29,047	18%	$28,636	19%	$29,739	19%	$30,967	20%	$31,666	21%
Demand deposits - interest-bearing	41,262	26	39,913	26	39,200	26	39,190	26	39,822	27
Money market deposits	51,005	33	49,182	32	47,520	31	44,947	30	42,996	29
Savings and other domestic deposits	15,650	10	16,175	10	16,728	11	16,722	11	17,350	12
Core certificates of deposit (1)	14,326	9	13,605	9	14,082	9	13,626	9	12,372	8
Total core deposits	151,290	96	147,511	96	147,269	96	145,452	96	144,206	97
Other domestic deposits of $250,000 or more	500	—	444	—	487	—	447	—	446	—
Negotiable CDS, brokered and other deposits	6,561	4	6,412	4	5,469	4	5,331	4	4,215	3
Total deposits	$158,351	100%	$154,367	100%	$153,225	100%	$151,230	100%	$148,867	100%

Total core deposits:
Commercial	$66,421	44%	$61,359	42%	$60,184	41%	$60,547	42%	$61,379	43%
Consumer	84,869	56	86,152	58	87,085	59	84,905	58	82,827	57
Total core deposits	$151,290	100%	$147,511	100%	$147,269	100%	$145,452	100%	$144,206	100%

Total deposits by business segment:
Consumer & Regional Banking	$110,107	70%	$110,913	72%	$112,032	73%	$110,157	73%	$108,183	73%
Commercial Banking	41,597	26	38,110	25	35,619	23	35,466	23	36,023	24
Treasury / Other	6,647	4	5,344	3	5,574	4	5,607	4	4,661	3
Total deposits	$158,351	100%	$154,367	100%	$153,225	100%	$151,230	100%	$148,867	100%

Average balances:
Total core deposits:
Commercial	$64,826	43%	$61,491	42%	$60,260	42%	$61,782	43%	$62,070	43%
Consumer	84,908	57	85,902	58	84,700	58	82,602	57	81,040	57
Total core deposits	$149,734	100%	$147,393	100%	$144,960	100%	$144,384	100%	$143,110	100%

Average deposits by business segment:
Consumer & Regional Banking	$109,884	70%	$110,819	72%	$109,263	73%	$108,198	72%	$106,300	72%
Commercial Banking	40,153	26	36,765	24	35,656	23	35,886	24	36,673	25
Treasury / Other	6,451	4	5,994	4	5,809	4	5,570	4	5,177	3
Total deposits	$156,488	100%	$153,578	100%	$150,728	100%	$149,654	100%	$148,150	100%
(1)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2024	2024	2024	2023	2023	2Q24	3Q23
Assets
Interest-earning deposits with banks	$12,532	$11,116	$9,761	$10,019	$9,547	13%	31%
Securities:
Trading account securities	136	143	133	125	128	(5)	6%
Available-for-sale securities:
Taxable	25,434	24,184	22,515	20,056	19,834	5	28
Tax-exempt	2,699	2,684	2,676	2,686	2,807	1	(4)
Total available-for-sale securities	28,133	26,868	25,191	22,742	22,641	5	24
Held-to-maturity securities - taxable	15,078	15,211	15,567	15,947	16,356	(1)	(8)
Other securities	829	776	724	727	859	7	(3)
Total securities	44,176	42,998	41,615	39,541	39,984	3	10
Loans held for sale	676	572	458	571	633	18	7
Loans and leases: (2)
Commercial:
Commercial and industrial	52,194	51,724	50,625	49,882	49,448	1	6
Commercial real estate:
Commercial	10,835	11,247	11,365	11,309	11,624	(4)	(7)
Construction	909	916	1,198	1,285	1,331	(1)	(32)
Commercial real estate	11,744	12,163	12,563	12,594	12,955	(3)	(9)
Lease financing	5,180	5,071	5,081	5,102	5,050	2	3
Total commercial	69,118	68,958	68,269	67,578	67,453	—	2
Consumer:
Residential mortgage	24,074	23,909	23,710	23,573	23,278	1	3
Automobile	13,584	12,989	12,553	12,612	12,747	5	7
Home equity	10,089	10,056	10,072	10,107	10,108	—	—
RV and marine	6,046	5,966	5,892	5,934	5,813	1	4
Other consumer	1,596	1,498	1,434	1,425	1,385	7	15
Total consumer	55,389	54,418	53,661	53,651	53,331	2	4
Total loans and leases	124,507	123,376	121,930	121,229	120,784	1	3
Total earning assets	181,891	178,062	173,764	171,360	170,948	2	6
Cash and due from banks	1,407	1,340	1,493	1,508	1,559	5	(10)
Goodwill and other intangible assets	5,674	5,685	5,697	5,710	5,722	—	(1)
All other assets	11,620	11,773	11,619	11,607	10,576	(1)	10
Allowance for loan and lease losses	(2,314)	(2,302)	(2,267)	(2,223)	(2,206)	(1)	(5)
Total assets	$198,278	$194,558	$190,306	$187,962	$186,599	2%	6%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$40,918	$39,082	$38,488	$39,138	$39,757	5%	3%
Money market deposits	50,334	48,263	46,100	44,022	41,445	4	21
Savings and other domestic deposits	15,863	16,387	16,595	16,944	17,774	(3)	(11)
Core certificates of deposit (3)	13,819	14,031	13,867	13,107	11,348	(2)	22
Other domestic deposits of $250,000 or more	455	449	461	435	406	1	12
Negotiable CDS, brokered and other deposits	6,299	5,736	5,307	4,834	4,634	10	36
Total interest-bearing deposits	127,688	123,948	120,818	118,480	115,364	3	11
Short-term borrowings	826	1,214	1,300	1,906	859	(32)	(4)
Long-term debt	15,878	15,146	13,777	12,205	13,772	5	15
Total interest-bearing liabilities	144,392	140,308	135,895	132,591	129,995	3	11
Demand deposits - noninterest-bearing	28,800	29,630	29,910	31,174	32,786	(3)	(12)
All other liabilities	4,925	5,314	5,239	5,435	5,028	(7)	(2)
Total liabilities	178,117	175,252	171,044	169,200	167,809	2	6
Total Huntington shareholders’ equity	20,113	19,254	19,213	18,713	18,741	4	7
Non-controlling interest	48	52	49	49	49	(8)	(2)
Total equity	20,161	19,306	19,262	18,762	18,790	4	7
Total liabilities and equity	$198,278	$194,558	$190,306	$187,962	$186,599	2%	6%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Assets
Interest-earning deposits with banks	$174	$154	$134	$139	$131
Securities:
Trading account securities	1	2	2	2	1
Available-for-sale securities:
Taxable	331	322	296	273	259
Tax-exempt	35	34	34	33	37
Total available-for-sale securities	366	356	330	306	296
Held-to-maturity securities - taxable	93	93	95	98	99
Other securities	11	10	9	13	19
Total securities	471	461	436	419	415
Loans held for sale	12	10	7	10	10
Loans and leases:
Commercial:
Commercial and industrial	840	829	801	783	776
Commercial real estate:
Commercial	207	214	215	216	225
Construction	20	19	25	27	28
Commercial real estate	227	233	240	243	253
Lease financing	86	82	79	77	73
Total commercial	1,153	1,144	1,120	1,103	1,102
Consumer:
Residential mortgage	241	232	227	222	213
Automobile	191	172	158	153	145
Home equity	199	196	195	197	195
RV and marine	79	76	74	77	73
Other consumer	48	44	42	41	40
Total consumer	758	720	696	690	666
Total loans and leases	1,911	1,864	1,816	1,793	1,768
Total earning assets	$2,568	$2,489	$2,393	$2,361	$2,324

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$228	$206	$200	$204	$199
Money market deposits	451	442	413	381	327
Savings and other domestic deposits	13	12	10	8	6
Core certificates of deposit (3)	165	166	160	145	119
Other domestic deposits of $250,000 or more	5	5	5	5	4
Negotiable CDS, brokered and other deposits	83	76	69	65	58
Total interest-bearing deposits	945	907	857	808	713
Short-term borrowings	14	19	19	28	17
Long-term debt	245	238	217	198	215
Total interest-bearing liabilities	1,204	1,164	1,093	1,034	945
Net interest income	$1,364	$1,325	$1,300	$1,327	$1,379
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2024	2024	2024	2023	2023
Assets
Interest-earning deposits with banks	5.55	5.55	5.50	5.59	5.48
Securities:
Trading account securities	3.28	5.10	5.15	5.40	4.98
Available-for-sale securities:
Taxable	5.21	5.33	5.26	5.43	5.22
Tax-exempt	5.23	5.07	5.05	5.01	5.08
Total available-for-sale securities	5.21	5.30	5.24	5.38	5.20
Held-to-maturity securities - taxable	2.47	2.44	2.44	2.45	2.43
Other securities	4.86	5.21	5.23	7.04	9.22
Total securities	4.26	4.29	4.19	4.23	4.15
Loans held for sale	6.92	6.81	6.51	6.95	6.42
Loans and leases: (2)
Commercial:
Commercial and industrial	6.31	6.33	6.26	6.14	6.15
Commercial real estate:
Commercial	7.47	7.53	7.49	7.48	7.55
Construction	8.52	8.41	8.23	8.40	8.30
Commercial real estate	7.55	7.60	7.56	7.57	7.63
Lease financing	6.51	6.41	6.13	5.90	5.60
Total commercial	6.53	6.56	6.49	6.39	6.39
Consumer:
Residential mortgage	4.00	3.89	3.83	3.76	3.66
Automobile	5.59	5.34	5.05	4.82	4.51
Home equity	7.86	7.86	7.77	7.70	7.66
RV and marine	5.24	5.11	5.04	5.13	4.96
Other consumer	11.69	11.75	11.91	11.67	11.67
Total consumer	5.45	5.32	5.20	5.12	4.97
Total loans and leases	6.05	6.01	5.92	5.82	5.76
Total earning assets	5.62	5.62	5.54	5.47	5.39
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	2.22	2.11	2.09	2.06	1.98
Money market deposits	3.56	3.68	3.61	3.44	3.12
Savings and other domestic deposits	0.33	0.30	0.24	0.19	0.15
Core certificates of deposit (3)	4.74	4.77	4.64	4.40	4.17
Other domestic deposits of $250,000 or more	4.37	4.44	4.18	4.20	3.78
Negotiable CDS, brokered and other deposits	5.27	5.35	5.19	5.33	4.93
Total interest-bearing deposits	2.94	2.94	2.85	2.71	2.45
Short-term borrowings	6.52	6.31	5.95	5.84	7.60
Long-term debt	6.19	6.28	6.30	6.46	6.27
Total interest-bearing liabilities	3.32	3.34	3.23	3.09	2.88
Net interest rate spread	2.30	2.28	2.31	2.38	2.51
Impact of noninterest-bearing funds on margin	0.68	0.71	0.70	0.69	0.69
Net interest margin	2.98%	2.99%	3.01%	3.07%	3.20%

Commercial Loan Derivative Impact
(Unaudited)	Quarterly Average Rates
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2024	2024	2024	2023	2023
Commercial loans (2)(4)	7.21%	7.29%	7.22%	7.14%	7.09%
Impact of commercial loan derivatives	(0.68)	(0.73)	(0.73)	(0.75)	(0.70)
Total commercial - as reported	6.53%	6.56%	6.49%	6.39%	6.39%
Average SOFR	5.28%	5.32%	5.32%	5.32%	5.23%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.
(4)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Interest income	$2,555	$2,476	$2,380	$2,350	$2,313
Interest expense	1,204	1,164	1,093	1,034	945
Net interest income	1,351	1,312	1,287	1,316	1,368
Provision for credit losses	106	100	107	126	99
Net interest income after provision for credit losses	1,245	1,212	1,180	1,190	1,269
Payments and cash management revenue	158	154	146	150	152
Wealth and asset management revenue	93	90	88	86	79
Customer deposit and loan fees	86	83	77	80	80
Capital markets and advisory fees	78	73	56	69	52
Leasing revenue	19	19	22	29	32
Mortgage banking income	38	30	31	23	27
Insurance income	18	18	19	19	18
Bank owned life insurance income	20	17	16	16	18
Gain on sale of loans	7	2	5	1	2
Net gains (losses) on sales of securities	—	—	—	(3)	—
Other noninterest income	6	5	7	(65)	49
Total noninterest income	523	491	467	405	509
Personnel costs	684	663	639	645	622
Outside data processing and other services	167	165	166	157	149
Deposit and other insurance expense	15	25	54	234	25
Equipment	65	62	70	70	65
Net occupancy	57	51	57	65	67
Marketing	33	27	28	29	29
Professional services	21	26	25	35	27
Amortization of intangibles	11	12	12	12	12
Lease financing equipment depreciation	4	4	4	5	6
Other noninterest expense	73	82	82	96	88
Total noninterest expense	1,130	1,117	1,137	1,348	1,090
Income before income taxes	638	586	510	247	688
Provision (benefit) for income taxes	116	106	86	(1)	136
Income after income taxes	522	480	424	248	552
Income attributable to non-controlling interest	5	6	5	5	5
Net income attributable to Huntington	517	474	419	243	547
Dividends on preferred shares	36	35	36	36	37
Impact of preferred stock repurchases	—	—	—	(8)	—
Net income applicable to common shares	$481	$439	$383	$215	$510

Average common shares - basic	1,453	1,451	1,448	1,448	1,448
Average common shares - diluted	1,477	1,474	1,473	1,469	1,468

Per common share
Net income - basic	$0.33	$0.30	$0.26	$0.15	$0.35
Net income - diluted	0.33	0.30	0.26	0.15	0.35
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,351	$1,312	$1,287	$1,316	$1,368
FTE adjustment	13	13	13	11	11
Net interest income (1)	1,364	1,325	1,300	1,327	1,379
Noninterest income	523	491	467	405	509
Total revenue (1)	$1,887	$1,816	$1,767	$1,732	$1,888
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2024	2024	2024	2023	2023	2Q24	3Q23
Net origination and secondary marketing income	$25	$17	$16	$12	$18	47%	39%
Net mortgage servicing income
Loan servicing income	25	25	25	24	24	—	4
Amortization of capitalized servicing	(14)	(14)	(11)	(13)	(13)	—	(8)
Operating income	11	11	14	11	11	—	—
MSR valuation adjustment (1)	(25)	11	20	(34)	38	(327)	(166)
(Losses) gains due to MSR hedging	27	(10)	(19)	34	(38)	370	171
Net MSR risk management	2	1	1	—	—	100	100
Total net mortgage servicing income	$13	$12	$15	$11	$11	8%	18%
All other	—	1	—	—	(2)	(100)	100
Mortgage banking income	$38	$30	$31	$23	$27	27%	41%

Mortgage origination volume	$1,883	$2,164	$1,276	$1,666	$2,020	(13)%	(7)%
Mortgage origination volume for sale	1,194	1,191	834	962	1,195	—	—

Third party mortgage loans serviced (2)	33,565	33,404	33,303	33,237	32,965	—	2
Mortgage servicing rights (2)	515	543	534	515	547	(5)	(6)
MSR % of investor servicing portfolio (2)	1.53%	1.63%	1.60%	1.55%	1.66%	(6)%	(8)%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Allowance for loan and lease losses, beginning of period	$2,304	$2,280	$2,255	$2,208	$2,177
Loan and lease charge-offs	(129)	(145)	(128)	(132)	(131)
Recoveries of loans and leases previously charged-off	36	55	36	38	58
Net loan and lease charge-offs	(93)	(90)	(92)	(94)	(73)
Provision for loan and lease losses	24	114	117	141	104
Allowance for loan and lease losses, end of period	2,235	2,304	2,280	2,255	2,208
Allowance for unfunded lending commitments, beginning of period	119	135	145	160	165
Provision for unfunded lending commitments	82	(16)	(10)	(15)	(5)
Allowance for unfunded lending commitments, end of period	201	119	135	145	160
Total allowance for credit losses, end of period	$2,436	$2,423	$2,415	$2,400	$2,368
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.77%	1.85%	1.86%	1.85%	1.83%
Nonaccrual loans and leases (NALs)	303	314	318	338	373
Nonperforming assets (NPAs)	285	296	309	317	348
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.93%	1.95%	1.97%	1.97%	1.96%
Nonaccrual loans and leases (NALs)	330	331	337	360	400
Nonperforming assets (NPAs)	311	311	327	337	373

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$937	$995	$974	$993	$973
Commercial real estate	510	542	564	522	483
Lease financing	51	50	51	48	48
Total commercial	1,498	1,587	1,589	1,563	1,504
Consumer
Residential mortgage	193	199	163	188	200
Automobile	138	127	146	142	143
Home equity	149	142	137	114	115
RV and marine	150	146	148	148	151
Other consumer	107	103	97	100	95
Total consumer	737	717	691	692	704
Total allowance for loan and lease losses	2,235	2,304	2,280	2,255	2,208
Allowance for unfunded lending commitments	201	119	135	145	160
Total allowance for credit losses	$2,436	$2,423	$2,415	$2,400	$2,368

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$51	$21	$42	$39	$32
Commercial real estate	5	36	13	21	11
Lease financing	(2)	—	—	(3)	2
Total commercial	54	57	55	57	45
Consumer:
Residential mortgage	—	1	—	—	1
Automobile	8	6	9	9	4
Home equity	(1)	—	—	—	—
RV and marine	6	4	5	5	3
Other consumer	26	22	23	23	20
Total consumer	39	33	37	37	28
Total net charge-offs	$93	$90	$92	$94	$73

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.39%	0.16%	0.33%	0.32%	0.26%
Commercial real estate	0.17	1.19	0.41	0.65	0.35
Lease financing	(0.18)	0.02	0.01	(0.24)	0.12
Total commercial	0.31	0.33	0.32	0.34	0.27
Consumer:
Residential mortgage	—	0.01	—	0.01	0.01
Automobile	0.24	0.20	0.27	0.27	0.14
Home equity	(0.02)	(0.01)	0.01	0.01	(0.01)
RV and marine	0.37	0.25	0.36	0.34	0.16
Other consumer	6.38	5.98	6.39	6.48	6.09
Total consumer	0.28	0.24	0.28	0.28	0.21
Net charge-offs as a % of average loans and leases	0.30%	0.29%	0.30%	0.31%	0.24%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Nonaccrual loans and leases (NALs):
Commercial and industrial	$408	$346	$376	$344	$314
Commercial real estate	132	194	154	140	102
Lease financing	9	13	10	14	14
Residential mortgage	82	80	75	72	75
Automobile	5	4	4	4	4
Home equity	100	95	96	91	82
RV and marine	2	1	1	2	1
Total nonaccrual loans and leases	738	733	716	667	592
Other real estate, net	8	10	10	10	14
Other NPAs (1)	38	37	12	34	28
Total nonperforming assets	$784	$780	$738	$711	$634

Nonaccrual loans and leases as a % of total loans and leases	0.58%	0.59%	0.58%	0.55%	0.49%
NPA ratio (2)	0.62	0.63	0.60	0.58	0.52
(NPA+90days)/(Loan+OREO) (3)	0.80	0.77	0.75	0.74	0.66

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Nonperforming assets, beginning of period	$780	$738	$711	$634	$557
New nonperforming assets	254	316	263	300	252
Returns to accruing status	(55)	(55)	(68)	(47)	(23)
Charge-offs	(53)	(82)	(64)	(73)	(62)
Payments	(139)	(135)	(102)	(98)	(85)
Sales	(3)	(2)	(2)	(5)	(5)
Nonperforming assets, end of period	$784	$780	$738	$711	$634
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Accruing loans and leases past due 90+ days:
Commercial and industrial	$6	$1	$1	$1	$—
Lease financing	16	4	3	4	7
Residential mortgage (excluding loans guaranteed by the U.S. Government)	28	22	26	27	22
Automobile	10	8	8	9	8
Home equity	20	18	17	22	19
RV and marine	3	3	2	3	2
Other consumer	5	3	4	4	3
Total, excl. loans guaranteed by the U.S. Government	88	59	61	70	61
Add: loans guaranteed by U.S. Government	136	116	122	119	102
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$224	$175	$183	$189	$163

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.05%	0.05%	0.06%	0.05%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.09	0.10	0.10	0.08
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.18	0.14	0.15	0.15	0.14

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$20,606	$19,515	$19,322	$19,353	$18,483
Regulatory capital adjustments:
CECL transitional amount (2)	109	109	109	219	219
Shareholders’ preferred equity and related surplus	(2,404)	(2,404)	(2,404)	(2,404)	(2,494)
Accumulated other comprehensive loss	2,104	2,911	2,879	2,676	3,622
Goodwill and other intangibles, net of taxes	(5,546)	(5,561)	(5,575)	(5,591)	(5,605)
Deferred tax assets from tax loss and credit carryforwards	(66)	(49)	(48)	(41)	(14)
Common equity tier 1 capital	14,803	14,521	14,283	14,212	14,211
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,404	2,404	2,404	2,404	2,494
Tier 1 capital	17,207	16,925	16,687	16,616	16,705
Long-term debt and other tier 2 qualifying instruments	1,119	1,278	1,279	1,306	1,383
Qualifying allowance for loan and lease losses	1,784	1,743	1,747	1,735	1,758
Tier 2 capital	2,903	3,021	3,026	3,041	3,141
Total risk-based capital	$20,110	$19,946	$19,713	$19,657	$19,846
Risk-weighted assets (RWA)(1)	$142,543	$139,374	$139,622	$138,706	$140,688
Common equity tier 1 risk-based capital ratio (1)	10.4%	10.4%	10.2%	10.2%	10.1%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.8	8.8	8.9	9.3	9.4
Tier 1 risk-based capital ratio (1)	12.1	12.1	12.0	12.0	11.9
Total risk-based capital ratio (1)	14.1	14.3	14.1	14.2	14.1
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	8.8	8.2	8.1	8.1	7.3

Reconciliation of Non-GAAP Measure (3)
Common equity tier 1 (CET1) capital (A)	$14,803	$14,521	$14,283	$14,212	$14,211
Add: Accumulated other comprehensive income (loss) (AOCI)	(2,104)	(2,911)	(2,879)	(2,676)	(3,622)
Less: AOCI cash flow hedge	(39)	(399)	(436)	(363)	(662)
Adjusted common equity tier 1 (B)	12,738	12,009	11,840	11,899	11,251
Risk weighted assets (C)	142,543	139,374	139,622	138,706	140,688

CET1 ratio (A/C)	10.4%	10.4%	10.2%	10.2%	10.1%
Adjusted CET1 ratio (B/C)	8.9	8.6	8.5	8.6	8.0
(1)September 30, 2024 figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of September 30, 2024, June 30, 2024, and March 31, 2024, 75% of the cumulative CECL deferral has been phased in. As of December 31, 2023 and September 30, 2023, 50% of the cumulative CECL deferral has been phased in.
(3)Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following provides the comparable regulatory financial measure, as well as the reconciliation to the comparable regulatory financial measure.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions):
Average - basic	1,453	1,451	1,448	1,448	1,448
Average - diluted	1,477	1,474	1,473	1,469	1,468
Ending	1,453	1,452	1,449	1,448	1,448
Tangible book value per common share (1)	$8.65	$7.89	$7.77	$7.79	$7.12

Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2024	2024	2024	2023	2023
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$20,606	$19,515	$19,322	$19,353	$18,483
Goodwill and other intangible assets	(5,669)	(5,680)	(5,692)	(5,704)	(5,716)
Deferred tax liability on other intangible assets (1)	23	25	28	30	33
Total tangible equity	14,960	13,860	13,658	13,679	12,800
Preferred equity	(2,394)	(2,394)	(2,394)	(2,394)	(2,484)
Total tangible common equity	$12,566	$11,466	$11,264	$11,285	$10,316
Total assets	$200,535	$196,310	$193,519	$189,368	$186,650
Goodwill and other intangible assets	(5,669)	(5,680)	(5,692)	(5,704)	(5,716)
Deferred tax liability on other intangible assets (1)	23	25	28	30	33
Total tangible assets	$194,889	$190,655	$187,855	$183,694	$180,967
Tangible equity / tangible asset ratio	7.7%	7.3%	7.3%	7.4%	7.1%
Tangible common equity / tangible asset ratio	6.4%	6.0%	6.0%	6.1%	5.7%
Other data:
Number of employees (Average full-time equivalent)	20,043	19,889	19,719	19,612	19,826
Number of domestic full-service branches (2)	975	972	969	999	1,001
ATM Count	1,585	1,603	1,606	1,630	1,631
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2024	2023	Amount	Percent
Assets
Interest-earning deposits with banks	$11,141	$9,071	$2,070	23%
Securities:
Trading account securities	137	61	76	NM
Available-for-sale securities:
Taxable	24,049	20,702	3,347	16
Tax-exempt	2,686	2,731	(45)	(2)
Total available-for-sale securities	26,735	23,433	3,302	14
Held-to-maturity securities - taxable	15,285	16,696	(1,411)	(8)
Other securities	777	1,003	(226)	(23)
Total securities	42,934	41,193	1,741	4
Loans held for sale	569	548	21	4
Loans and leases: (2)
Commercial:
Commercial and industrial	51,517	49,559	1,958	4
Commercial real estate:
Commercial	11,148	11,987	(839)	(7)
Construction	1,007	1,336	(329)	(25)
Commercial real estate	12,155	13,323	(1,168)	(9)
Lease financing	5,111	5,137	(26)	(1)
Total commercial	68,783	68,019	764	1
Consumer:
Residential mortgage	23,898	22,793	1,105	5
Automobile	13,044	12,971	73	1
Home equity	10,072	10,173	(101)	(1)
RV and marine	5,968	5,554	414	7
Other consumer	1,511	1,341	170	13
Total consumer	54,493	52,832	1,661	3
Total loans and leases	123,276	120,851	2,425	2
Total earning assets	177,920	171,663	6,257	4
Cash and due from banks	1,413	1,598	(185)	(12)
Goodwill and other intangible assets	5,686	5,738	(52)	(1)
All other assets	11,671	10,594	1,077	10
Allowance for loan and lease losses	(2,295)	(2,174)	(121)	(6)
Total assets	$194,395	$187,419	$6,976	4%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$39,501	$40,058	$(557)	(1)%
Money market deposits	48,240	39,181	9,059	23
Savings and other domestic deposits	16,281	18,818	(2,537)	(13)
Core certificates of deposit (3)	13,905	8,659	5,246	61
Other domestic deposits of $250,000 or more	455	326	129	40
Negotiable CDS, brokered and other deposits	5,783	4,650	1,133	24
Total interest-bearing deposits	124,165	111,692	12,473	11
Short-term borrowings	1,112	3,478	(2,366)	(68)
Long-term debt	14,936	13,700	1,236	9
Total interest-bearing liabilities	140,213	128,870	11,343	9
Demand deposits - noninterest-bearing	29,444	34,933	(5,489)	(16)
All other liabilities	5,160	4,960	200	4
Total Liabilities	174,817	168,763	6,054	4
Total Huntington shareholders’ equity	19,529	18,607	922	5
Non-controlling interest	49	49	—	—
Total equity	$19,578	$18,656	$922	5
Total liabilities and equity	$194,395	$187,419	$13,030	4%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in millions)	2024	2023
Assets
Interest-earning deposits with banks	$462	$353
Securities:
Trading account securities	5	2
Available-for-sale securities:
Taxable	949	743
Tax-exempt	103	99
Total available-for-sale securities	1,052	842
Held-to-maturity securities - taxable	281	303
Other securities	30	40
Total securities	1,368	1,187
Loans held for sale	29	25
Loans and leases:
Commercial:
Commercial and industrial	2,470	2,208
Commercial real estate:
Commercial	636	649
Construction	64	80
Commercial real estate	700	729
Lease financing	247	212
Total commercial	3,417	3,149
Consumer:
Residential mortgage	700	603
Automobile	521	408
Home equity	590	563
RV and marine	229	194
Other consumer	134	115
Total consumer	2,174	1,883
Total loans and leases	5,591	5,032
Total earning assets	$7,450	$6,597
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$634	$498
Money market deposits	1,306	754
Savings and other domestic deposits	35	15
Core certificates of deposit (3)	491	245
Other domestic deposits of $250,000 or more	15	8
Negotiable CDS, brokered and other deposits	228	169
Total interest-bearing deposits	2,709	1,689
Short-term borrowings	52	151
Long-term debt	700	603
Total interest-bearing liabilities	3,461	2,443
Net interest income	$3,989	$4,154
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2024	2023
Assets
Interest-earning deposits with banks	5.53%	5.19%
Securities:
Trading account securities	4.52	4.98
Available-for-sale securities:
Taxable	5.26	4.79
Tax-exempt	5.12	4.79
Total available-for-sale securities	5.25	4.79
Held-to-maturity securities - taxable	2.45	2.42
Other securities	5.09	5.37
Total securities	4.25	3.84
Loans held for sale	6.77	6.13
Loans and leases: (2)
Commercial:
Commercial and industrial	6.30	5.88
Commercial real estate:
Commercial	7.50	7.14
Construction	8.37	7.88
Commercial real estate	7.57	7.21
Lease financing	6.35	5.44
Total commercial	6.53	6.10
Consumer:
Residential mortgage	3.91	3.53
Automobile	5.33	4.20
Home equity	7.83	7.40
RV and marine	5.13	4.67
Other consumer	11.78	11.49
Total consumer	5.33	4.76
Total loans and leases	6.00	5.52
Total earning assets	5.59%	5.14%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	2.14%	1.66%
Money market deposits	3.61	2.57
Savings and other domestic deposits	0.29	0.11
Core certificates of deposit (3)	4.72	3.79
Other domestic deposits of $250,000 or more	4.33	3.27
Negotiable CDS, brokered and other deposits	5.27	4.85
Total interest-bearing deposits	2.91	2.02
Short-term borrowings	6.22	5.80
Long-term debt	6.25	5.87
Total interest-bearing liabilities	3.30	2.53
Net interest rate spread	2.29	2.61
Impact of noninterest-bearing funds on margin	0.71	0.63
Net interest margin	3.00%	3.24%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2024	2023
Commercial loans (2)(4)	7.25%	6.77%
Impact of commercial loan derivatives	(0.72)	(0.67)
Total commercial - as reported	6.53%	6.10%
Average SOFR	5.30%	4.90%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Includes the impact of nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.
(4)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2024	2023	Amount	Percent
Interest income	$7,411	$6,566	$845	13%
Interest expense	3,461	2,443	1,018	42
Net interest income	3,950	4,123	(173)	(4)
Provision for credit losses	313	276	37	13
Net interest income after provision for credit losses	3,637	3,847	(210)	(5)
Payments and cash management revenue	458	435	23	5
Wealth and asset management revenue	271	242	29	12
Customer deposit and loan fees	246	232	14	6
Capital markets and advisory fees	207	179	28	16
Leasing revenue	60	83	(23)	(28)
Mortgage banking income	99	86	13	15
Insurance income	55	55	—	—
Bank owned life insurance income	53	50	3	6
Gain on sale of loans	14	13	1	8
Net gains (losses) on sales of securities	—	(4)	4	100
Other noninterest income	18	145	(127)	(88)
Total noninterest income	1,481	1,516	(35)	(2)
Personnel costs	1,986	1,884	102	5
Outside data processing and other services	498	448	50	11
Deposit and other insurance expense	94	68	26	38
Equipment	197	193	4	2
Net occupancy	165	181	(16)	(9)
Marketing	88	86	2	2
Professional services	72	64	8	13
Amortization of intangibles	35	38	(3)	(8)
Lease financing equipment depreciation	12	22	(10)	(45)
Other noninterest expense	237	242	(5)	(2)
Total noninterest expense	3,384	3,226	158	5
Income before income taxes	1,734	2,137	(403)	(19)
Provision for income taxes	308	414	(106)	(26)
Income after income taxes	1,426	1,723	(297)	(17)
Income attributable to non-controlling interest	16	15	1	7
Net income attributable to Huntington	1,410	1,708	(298)	(17)
Dividends on preferred shares	107	106	1	1
Net income applicable to common shares	$1,303	$1,602	$(299)	(19)%
Average common shares - basic	1,451	1,446	5	—
Average common shares - diluted	1,475	1,468	7	—
Per common share
Net income - basic	$0.90	$1.11	$(0.21)	(19)%
Net income - diluted	0.88	1.09	(0.21)	(19)
Cash dividends declared	0.47	0.47	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$3,950	$4,123	$(173)	(4)%
FTE adjustment	39	31	8	26
Net interest income (1)	3,989	4,154	(165)	(4)
Noninterest income	1,481	1,516	(35)	(2)
Total revenue (1)	$5,470	$5,670	$(200)	(4)%
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2024	2023	Amount	Percent
Net origination and secondary marketing income	$58	$57	$1	2%
Net mortgage servicing income
Loan servicing income	75	70	5	7
Amortization of capitalized servicing	(39)	(35)	(4)	(11)
Operating income	36	35	1	3
MSR valuation adjustment (1)	6	41	(35)	(85)
(Losses) gains due to MSR hedging	(2)	(44)	42	95
Net MSR risk management	4	(3)	7	—
Total net mortgage servicing income	40	32	8	25
All other	1	(3)	4	133
Mortgage banking income	$99	$86	$13	15%

Mortgage origination volume	$5,323	$5,936	$(613)	(10)%
Mortgage origination volume for sale	3,219	3,243	(24)	(1)

Third party mortgage loans serviced (2)	33,565	32,965	600	2
Mortgage servicing rights (2)	515	547	(32)	(6)
MSR % of investor servicing portfolio (2)	1.53%	1.66%	(0.13)%	(8)%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2024	2023
Allowance for loan and lease losses, beginning of period	$2,255	$2,121
Loan and lease charge-offs	(402)	(322)
Recoveries of loans and leases previously charged off	127	143
Net loan and lease charge-offs	(275)	(179)
Provision for loan and lease losses	255	266
Allowance for loan and lease losses, end of period	2,235	2,208
Allowance for unfunded lending commitments, beginning of period	$145	$150
Provision for unfunded lending commitments	56	10
Allowance for unfunded lending commitments, end of period	201	160
Total allowance for credit losses, end of period	$2,436	$2,368
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.77%	1.83%
Nonaccrual loans and leases (NALs)	303	373
Nonperforming assets (NPAs)	285	348
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.93%	1.96%
Nonaccrual loans and leases (NALs)	330	400
Nonperforming assets (NPAs)	311	373

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2024	2023
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$114	$68
Commercial real estate	54	36
Lease financing	(2)	(3)
Total commercial	166	101
Consumer:
Residential mortgage	1	2
Automobile	23	12
Home equity	(1)	(1)
RV and marine	15	7
Other consumer	71	58
Total consumer	109	78
Total net charge-offs	$275	$179

	Nine Months Ended September 30,
	2024	2023
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.29%	0.18%
Commercial real estate	0.59	0.37
Lease financing	(0.05)	(0.08)
Total commercial	0.32	0.20
Consumer:
Residential mortgage	—	0.01
Automobile	0.24	0.13
Home equity	—	(0.02)
RV and marine	0.33	0.16
Other consumer	6.25	5.88
Total consumer	0.27	0.20
Net charge-offs as a % of average loans	0.30%	0.20%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in millions)	2024	2023
Nonaccrual loans and leases (NALs):
Commercial and industrial	$408	$314
Commercial real estate	132	102
Lease financing	9	14
Residential mortgage	82	75
Automobile	5	4
Home equity	100	82
RV and marine	2	1
Total nonaccrual loans and leases	738	592
Other real estate, net	8	14
Other NPAs (1)	38	28
Total nonperforming assets (2)	$784	$634

Nonaccrual loans and leases as a % of total loans and leases	0.58%	0.49%
NPA ratio (3)	0.62	0.52

	Nine Months Ended September 30,
(dollar amounts in millions)	2024	2023
Nonperforming assets, beginning of period	$711	$594
New nonperforming assets	833	677
Returns to accruing status	(178)	(130)
Charge-offs	(199)	(158)
Payments	(375)	(327)
Sales	(8)	(22)
Nonperforming assets, end of period (3)	$784	$634
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.